EXHIBIT 99.2

ROBERT W. BAIRD & CO. INCORPORATED
PRE-PROGRAMMED EXECUTIVE STOCK SALE PLAN

EXECUTIVE'S NAME: Martin D. Meglasson
CORPORATION'S NAME ("Corporation"):  Ligand Pharmaceuticals, Inc.
CORPORATION'S TRADING SYMBOL:  LGND

The following are my advance instructions authorizing and directing Robert W. Baird & Co. Incorporated (Baird") to sell shares of common stock in the Corporation (`Shares") for my Baird account set forth above pursuant to the Pre-Programmed Executive Stock Sale Plan (`Plan") set forth below. As designated below, I authorize and direct Baird to either sell Shares which I currently own ("Direct Shares") or Shares which I will own upon exercise of stock options therefore ("Option Shares"):

1. PLAN TERM. Subject to the other terms and conditions of this Plan, I hereby direct Baird to sell Shares for my Baird account during the following time period (complete start date and end date): From and starting on April 1, 2005 to and including November 1, 2005 (the "Term").

2. TRADE DATE(S). Subject to the other terms and conditions of this Plan, I hereby authorize and direct Baird to sell Shares for my Baird account on or at the following dates or times during the Term set forth above (check and complete all applicable boxes) (each, a "Trade Date"):

______   Specific date(s):
______   Subject to the formula set forth below.
______ Any date during the Term that the Shares are trading above the per share price floor set forth below.

3. PRICE LIMIT. Subject to the other terms and conditions of this Plan, I hereby authorize and direct Baird to sell Shares for my Baird account, subject to the following price limit(s) (check and complete all applicable boxes):

  X Per share price floor (minimum per share price, excluding brokers' commissions and transaction fees): $ 45
______   Pursuant to the formula set forth below.

4. AMOUNT LIMIT. Subject to the other terms and conditions of this Plan, I hereby authorize and direct Baird to sell Shares for my Baird account subject to the following amount limitation(s) (check and complete all applicable boxes):

  X      Maximum number of Shares: 6,860

______ Maximum dollar value of Shares (excluding brokers' commissions and transaction fees): $_______________________
______   Pursuant to formula set forth below.

5. SALE FORMULA: Subject to the other terms and conditions of this Plan, I hereby authorize and direct Baird to sell Shares for my Baird account pursuant to the following formula or directions (attach further specific directions, if necessary):

I understand and agree that, upon Baird's receipt of this executed Plan (and any other documents Baird may require), I hereby authorize and direct Baird to use its discretionary authority to sell Shares on my behalf for my Baird account according to the Plan set forth above and that, unless I revoke or modify this Plan in writing delivered to Baird at least three (3) days prior to the next scheduled Trade Date otherwise designated above, sales of Shares pursuant to the Plan may be executed by Baird in its discretion without prior consultation with or notice to me. I understand that I have the right to cancel any otherwise scheduled sale of Shares in writing delivered to Baird at least three (3) days prior to the Trade Date otherwise scheduled above, but that any such cancellation will result in the termination of this Plan and most likely will result in the loss of my ability for an indefinite period to trade in the Shares without otherwise complying with Rule l0b-5 of the Securities Exchange Act of 1934. If any of my instructions set forth above result in conflicting, ambiguous or confusing directions, I hereby authorize and direct Baird to use its discretion to effect whichever of my instructions set forth above it so determines. I understand and agree that any Share sales pursuant to the Plan are not exempt from, and that I must personally comply with, all otherwise applicable securities laws and regulations. I will ensure that, without advance notice or request from Baird, my Baird account at all times contains Shares sufficient to cover the sale directions set forth above, as well as sufficient immediately available cash to pay Baird when due all brokerage commissions and transaction costs, If my account does not contain sufficient Shares and cash to timely satisfy such obligations, Baird is hereby authorized to not effect or cancel any scheduled purchases of Shares and/or terminate this Plan.

COMPLETE ONLY IF SELLING DIRECT SHARES

I REPRESENT TO, AND AGREE WITH, BAIRD AS FOLLOWS:

Yes__ No__   I currently hold the following number of Direct Shares in my Baird account:________________________________

Yes__ No__   I will deposit the following number of Direct Shares into
             my Baird account:________________________________

Yes__ No__   I previously purchased my Direct Shares through a broker,
             dealer or market maker.

Yes__ No__   I previously purchased my Direct Shares directly from the
             Corporation pursuant to a stock option exercise.

Yes__ No__   I previously purchased my Direct Shares directly from the
             Corporation in a private transaction.

Yes__ No__   I have owned my Direct Shares for at least two years.

Yes__ No__   My sale of Direct Shares is not subject to any contractual or other Corporation prohibition, restriction or limitation on sale.

Yes__ No__   I am not presently aware of any undisclosed material
             information about the Corporation.

Yes__ No__   I understand and agree that my Direct Shares must be sold
             in compliance with Rule 144 of the Securities Act of 1933 and that I have provided completed and signed Form 1445 to Baird to allow sales under the Plan. (Rule 144 is generally applicable to the Corporation's directors, executive officers and 10% shareholders; if uncertain, I will verify with the Corporation's counsel prior to executing this Plan.)

Yes__ No__   I have not purchased Shares (other than through stock
             option exercises) within the last six months nor will I purchase Shares during the Term of the Plan or for six months after the last date on which Shares are sold for my account pursuant to the Plan. I understand that, if any such purchases have occurred or do occur, I could incur personal "short-swing profits" liability.

Yes__ No__   I understand and agree that, if I am an executive officer, director or a 10% shareholder of the Corporation, I will be personally responsible for filing a completed Form 4 with the SEC within 2 business days of any sales of Shares that are made under this Plan.

Yes__ No__   I represent to Baird that, other than as contemplated
             herein, the Direct Shares to be sold by Baird under this Plan are free and clear of all liens, claims and encumbrances.

Yes__ No__   I certify that the below Social Security number is correct and that I am not subject to back up withholding.

Yes__ No__   I understand and agree that I will be charged a brokers'
             commission and a transaction fee for each sale of Direct
             Shares pursuant to the Plan.

Yes__ No__   I will provide a copy of this Plan to the appropriate
             officer of the Corporation immediately after the date hereof.
             Yes_ No_ I will indemnify and hold harmless Baird for any losses incurred by, claims made or actions brought against, Baird arising out of the breach of any representation or warranty set forth in this Plan.

COMPLETE IF SELLING OPTION SHARES:

The Shares to be sold for my account pursuant to the Plan will be issued pursuant to my simultaneous exercise of stock options for Shares on each Trade Date listed above pursuant to the instructions below. I understand and agree that, upon Baird's receipt of this executed Plan (and any other documents the Corporation or Baird may require, including notice of exercise of my stock options effective on each Trade Date for the Option Shares being sold on that date), on each Trade Date Baird will issue a check payable to the Corporation in payment of the option exercise price for the number of Option Shares being sold pursuant to the Plan on such Trade Date. The Corporation will, within 15 business days thereafter, issue and deliver a certificate for, or transmit electronically, the Option Shares to ROBERT W. BAIRD & CO. INCORPORATED, 777 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202, ATTN: CORPORATE & EXECUTIVE SERVICES for my Baird account listed above. The certificate for the Option Shares so issued will be registered in the name of Robert W. Baird & Co. Inc. or my name and will be freely transferable, readily saleable, and in negotiable form (without any restrictive transfer legends or stop transfer orders). I FURTHER REPRESENT TO, AND AGREE WITH, BAIRD AS FOLLOWS:

Yes X   No_  I have attached to this Plan my signed notice of exercise of stock options, effective as of each respective Trade Date, for the Option Shares with respect thereto to be sold on each such Trade Date. I have executed and delivered all notices to the Corporation exercising my stock options effective as of the Trade
             Date for such related Option Shares and I have directed the Corporation to deliver a certificate representing the Option
             Shares to Baird on each Trade Date therefore and will indemnify and hold harmless Baird from any failure of the Corporation to deliver a certificate representing the Option Shares to Baird in accordance with this Plan.

Yes_    No_  I currently hold stock options to acquire the following number of Option Shares:____________________________

Yes_    No X The above described stock options expire during the Term of the Plan. If YES, enter expiration date:_________

Yes X   No_  The issuance by the Corporation of the Option Shares has been registered under the Securities Act of 1933 (if uncertain, I will verify with the Corporation's counsel prior to executing this Plan).

Yes X   No_  I understand and agree that the Corporation may instruct
             Baird to withhold funds for tax withholding purposes from the proceeds of the sale of the Option Shares, and to transmit those funds to the Corporation. The amount of tax withheld if any and transmitted to the Corporation will be determined solely by the Corporation, and Baird has no responsibility or liability for such determination.

Yes X   No_  Baird will forward to the Corporation funds for the
             exercise price and tax withholding as soon as reasonably practical after each sale of Option Shares on each Trade Date.
             I acknowledge and agree that the Corporation's policies, and not Baird's, will dictate the recognized sale price of the Option Shares for calculating tax withholding, and may or may not coincide with the actual realized sales price. I understand and agree that Baird is not responsible or liable for any fluctuation in market value of the Option Shares between the exercise date and the Corporation's receipt of funds to pay for the Option Shares.

Yes X   No_  I understand and agree that, in addition to the
             brokerage commissions and transaction costs for the sale of the Option Shares resulting from this exercise, Baird will charge me and I will pay Baird a margin interest fee for advancing funds for the option exercise and tax withholding payments described above equal to interest at the broker call rate (usually two (2) percent below Baird's announced margin rate) from the Trade Date until the certificates representing
             Option Shares are received at Baird.

Yes X   No_  My stock options with respect to the Option Shares are fully vested as of the date hereof or will be fully vested prior to the scheduled Trade Date with respect thereto.

Yes X   No_  Baird may rely upon my representations and agreements expressed in this Plan in issuing funds out of my account for the exercise of stock options.

Yes_    No X My sale of Option Shares is not subject to any
             contractual or other Corporation prohibition, restriction or limitation on sale.

Yes X   No_  I presently am not aware of any material undisclosed
             information about the Corporation.

Yes X   No_  I understand and agree that my Option Shares must be
             sold in compliance with Rule 144 of the Securities Act of 1933 and that I have provided completed and signed Form 144s to Baird to allow sales under the Plan. (Rule. 144 is generally applicable to the Corporation's directors, executive officers and 10% shareholders; if uncertain, I will verify with the Corporation's counsel prior to executing this Plan.)

Yes_    No X I have not purchased Shares (other than through exercise of stock options) within the last six months nor will I purchase Shares (other than through the exercise of stock options) during the Term of the Plan or for six months after the last date on which Shares are sold for my account pursuant to the Plan. I understand that, if any such purchases have occurred or do occur, I could incur personal "short-swing profits" liability.

Yes X   No_  I understand and agree that, if I am an executive
             officer, director or a 10% shareholder of the Corporation, I will be personally responsible for filing a completed Form 4 with the SEC within 2 business days of any sales of Shares that are made under this Plan.

Yes X   No_  I represent to Baird that, other than as contemplated herein, the Option Shares to be delivered by the Corporation to Baird with respect to my exercise of my stock options therefore will be free and clear of all liens, claims and encumbrances.

Yes X   No_  I certify that the below Social Security number is
             correct and that I am not subject to backup withholding.

Yes X   No_  I will provide a copy of this Plan to the appropriate officer of the Corporation immediately after the date hereof.

Yes X   No_  I will indemnify and hold harmless Baird for any losses incurred by, claims made or actions brought against, Baird arising out of the breach of any representation or warranty set forth in this Plan.


/S/ MARTIN MEGLASSON                                 21 November 2004
---------------------------                          ----------------
Executive's Signature                                Date

Named Corporation, Address and Phone Number:
Ligand Pharmaceuticals
10275 Science Center Drive
San Diego, CA 92121
858-550-7500


CORPORATE ACKNOWLEDGEMENT:

The above-named Corporation acknowledges and agrees the above directives regarding the pre-programmed executive stock sale plan by the above-named individual.

By:      /S/ WARNER BROADDUS
         ---------------------------
         (Signature of the following will be accepted: CEO,CFO/Treasurer, Corporate Counsel/Secretary, or other authorized officer)
Title:   GENERAL COUNSEL, V.P. & SECRETARY
         ---------------------------
Date:    NOVEMBER 29, 2004
         ---------------------------

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